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EXHIBIT 10.2

[*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Amendment No. 1
to
Nonexclusive License Agreement

        This Amendment No. 1 (this "Amendment") is entered into by and between AnorMED, Inc., a corporation doing business in British Columbia, Canada ("ANORMED"), and North American Scientific, Inc., organized and existing under the laws of Delaware ("LICENSEE") as of February 14, 2002.

1.0    Recitals.

        1.1  WHEREAS, ANORMED and LICENSEE are parties to a Nonexclusive License Agreement with an effective date of July 20, 2001 (the "Agreement").

        1.2  WHEREAS, ANORMED has given notice of termination of its license to [*] under which [*] had certain license rights to use ANORMED's linker technology for in vivo diagnosis of cancer in mammals.

        1.3  WHEREAS, LICENSEE desires to increase the field of the license granted to LICENSEE by ANORMED pursuant to the Agreement and ANORMED is willing to amend the Agreement, upon the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

2.0    Amendment of FIELD OF USE.

        Article 2.3 of the Agreement shall be amended to read in its entirety as follows:

    "2.3 "FIELD OF USE" shall mean only the in vivo use in mammals for diagnosis or prognosis of disease or other conditions. For the avoidance of doubt, "FIELD OF USE" does not include in vivo treatment."

3.0    Third Party Royalties.

        Article 8.5 entitled "Third Party Royalties" shall be deleted in its entirety and Article 9.1(d) shall be deleted.

4.0    Full Force and Effect.

        Except as amended and modified by this Amendment, the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, ANORMED and LICENSEE have executed this Amendment, in duplicate originals but collectively evidencing only a single amendment, by their respective duly authorized officers, as of the date first above written.

North American Scientific, Inc.			AnorMED, INC.

By:	/s/ L. MICHAEL CUTRER		By:	/s/ MICHAEL ABRAMS
	Name: Title:	L. Michael Cutrer President		Name: Title:	Michael Abrams President

[*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

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Amendment No. 1 to Nonexclusive License Agreement